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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported):  May 21, 1997



                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                 0-21229               36-3640402
    (State or other juris-     (Commission file         (IRS employer
   diction of incorporation)         number)        identification number)



                         1419 Lake Cook Road, Suite 410
                            Deerfield, Illinois 60015
                    (Address of principal executive offices)



       Registrant's telephone number, including area code:  (847) 945-6550


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ITEM 2. Acquisition or Disposition of Assets

   On May 21, 1997, Stericycle, Inc. (the "Company") completed the acquisition of Environmental Control Co., Inc. ("ECCO"), a provider of regulated medical waste management services in the metropolitan New York City area.

   Under a Stock Purchase Agreement dated as of May 1, 1997, the Company acquired all of the issued and outstanding stock of ECCO from its four shareholders, Bennett Velocci, Orlando Velocci, Umberto Velocci and the Estate of Vincent Delbroccolo, Sr.

   The purchase price, which was the subject of arm's-length negotiation by the parties, was $6,300,000, as increased by 94.5% of the excess of ECCO's outstanding accounts receivable over its outstanding obligations as of the date of closing. The Company paid the purchase price by payment of approximately $3,700,000 in cash, delivery of 10-year notes in the aggregate amount of $2,300,000 payable in annual installments of $230,000 with accrued interest at an effective rate of 5.36% per annum, and issuance of 125,000 shares of the Company's common stock. In addition, the Company paid a $500,000 cash bonus to Bennett Velocci upon his employment by the Company following closing. Mr. Velocci will be responsible for ECCO's day-to-day operations for the one-year period following closing.

   The purchase price is subject to downwards adjustment to reflect (1) ECCO's outstanding accounts receivable as of the date of closing which remain uncollected at the expiration of the 120-day period following closing, (2) ECCO's outstanding obligations as of the date of closing which were not reflected in the determination of the amount of the cash payment at closing and which are identified to the selling shareholders prior to the expiration of the 120-day period following closing, and (3) the extent to which ECCO's revenues during the one-year period following closing are less than a specified level.

   The source of funds for the Company's cash payment at closing was cash on hand.

   There was no material relationship between the Company (or any officer, director or affiliate of the Company or any associate of any such officer or director) and any of the selling shareholders of ECCO.

ITEM 7. Financial Statements and Exhibits

   (a)  Financial Statements of Businesses Acquired.

   In accordance with Rule 3-05(b)(2)(i) of Regulation S-X (17 C.F.R. 210.3-05(b)(2)(i)), the Company is not required to file any of the financial statements for ECCO that otherwise would be required to be filed for the periods specified in Rule 3-05 of Regulation S-X.

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   (b)  Pro Forma Financial Information

   In accordance with Rule 11-01(c) of Regulation S-X (17 C.F.R. 210.11-01(c)), the Company is not required to file any of the pro forma financial information that otherwise would be required to be filed pursuant to Article 11 of Regulation S-X.

   (c)  Exhibits

   A copy of the Stock Purchase Agreement dated as of May 1, 1997 entered into by Bennett Velocci, Orlando Velocci, Umberto Velocci and the Estate of Vincent Delbroccolo, Sr. and the Company is filed as EXHIBIT 2.1 to this Report. As noted in the relevant place, the copy filed omits certain information which has been filed separately with the Commission.

   The copy filed also omits the following schedules and exhibits:

      Schedule 2.2  - Sellers' Pro Rata Shares of Purchase Price
      Schedule 4.1  - Organization
      Schedule 4.3  - Ownership of Stock
      Schedule 4.4  - Capital Stock
      Schedule 4.5  - Permits, Licenses, etc.
      Schedule 4.6  - Compliance with Laws
      Schedule 4.7  - Leases
      Schedule 4.9  - Taxes
      Schedule 4.10 - Changes in Financial Condition
      Schedule 4.11 - No Default
      Schedule 4.12 - Absence of Undisclosed Liabilities
      Schedule 4.13 - Assets of ECCO
      Schedule 4.14 - Accounts Receivable
      Schedule 4.15 - Title to Assets
      Schedule 4.16 - Contracts
      Schedule 4.18 - Distributions
      Schedule 4.19 - Actions, Suits, etc.
      Schedule 4.10 - Customers and Suppliers
      Schedule 4.21 - Labor Matters
      Schedule 4.22 - ERISA
      Schedule 4.23 - Insurance
      Schedule 4.24 - Bank Accounts
      Schedule 4.25 - Agreements or Obligations to Sellers or Affiliates
      Schedule 8.6  - Regulatory Approvals
      Schedule 9.6  - Bank Loans

      Exhibit A -    Form of Note
      Exhibit B -    Form of Letter of Credit
      Exhibit C -    Form of Stock Pledge Agreement
      Exhibit D -    Form of Transfer Station Lease

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      Exhibit E -    Form of Purchase Option
      Exhibit F -    Form of Memorandum of Lease
      Exhibit G -    Form of Memorandum of Purchase Option
      Exhibit H -    Form of Restrictive Covenant Agreement
      Exhibit I -    Form of General Release by each Seller
      Exhibit J -    Form of General Release by ECCO
      Exhibit K -    Financial Statements
      Exhibit L -    Environmental Matters
      Exhibit M -    Form of Escrow Agreement
      Exhibit N -    Form of Authorization of Sellers' Agent

   In accordance with Item 601(b)(2) of Regulation S-K (17 C.F.R.
229.601(b)(2)), the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon its request.

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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: June 3, 1997.


                              STERICYCLE, INC.



                              By       /s/ James F. Polark
                                 ---------------------------------
                                   James F. Polark
                                   Vice President, Finance
                                      and Chief Financial Officer

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                                  EXHIBIT INDEX


                                                             Sequentially
Exhibit         Description                                  Numbered Page

 2.1      Stock Purchase Agreement dated as of May 1, 1997               8
          1996, entered into by Bennett Velocci, Orlando Velocci,
          Umberto Velocci and the Estate of Vincent
          Delbroccolo, Sr. and Stericycle, Inc.

   As noted in the relevant place, this exhibit omits certain information which has been filed separately with the Commission.


      Schedule 2.2  - Sellers' Pro Rata Shares of Purchase Price
      Schedule 4.1  - Organization
      Schedule 4.3  - Ownership of Stock
      Schedule 4.4  - Capital Stock
      Schedule 4.5  - Permits, Licenses, etc.
      Schedule 4.6  - Compliance with Laws
      Schedule 4.7  - Leases
      Schedule 4.9  - Taxes
      Schedule 4.10 - Changes in Financial Condition
      Schedule 4.11 - No Default
      Schedule 4.12 - Absence of Undisclosed Liabilities
      Schedule 4.13 - Assets of ECCO
      Schedule 4.14 - Accounts Receivable
      Schedule 4.15 - Title to Assets
      Schedule 4.16 - Contracts
      Schedule 4.18 - Distributions
      Schedule 4.19 - Actions, Suits, etc.
      Schedule 4.10 - Customers and Suppliers
      Schedule 4.21 - Labor Matters
      Schedule 4.22 - ERISA
      Schedule 4.23 - Insurance
      Schedule 4.24 - Bank Accounts
      Schedule 4.25 - Agreements or Obligations to Sellers or Affiliates
      Schedule 8.6  - Regulatory Approvals
      Schedule 9.6  - Bank Loans

      Exhibit A     -    Form of Note
      Exhibit B     -    Form of Letter of Credit
      Exhibit C     -    Form of Stock Pledge Agreement
      Exhibit D     -    Form of Transfer Station Lease
      Exhibit E     -    Form of Purchase Option

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      Exhibit F     -    Form of Memorandum of Lease
      Exhibit G     -    Form of Memorandum of Purchase Option
      Exhibit H     -    Form of Restrictive Covenant Agreement
      Exhibit I     -    Form of General Release by each Seller
      Exhibit J     -    Form of General Release by ECCO
      Exhibit K     -    Financial Statements
      Exhibit L     -    Environmental Matters
      Exhibit M     -    Form of Escrow Agreement
      Exhibit N     -    Form of Authorization of Sellers' Agent

   In accordance with Item 601(b)(2) of Regulation S-K (17 C.F.R.
229.601(b)(2)), the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon its request.

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